DANA LARGE CAP EQUITY FUND

a series of Valued Advisers Trust

Class A

August 10, 2017

Supplement to the

Prospectus and Statement of Additional Information (“SAI”)

dated February 28, 2017

Effective at the close of business on October 13, 2017 (the “Exchange Date”), the outstanding Class A shares of the Dana Large Cap Equity Fund (the “Fund”) will be exchanged for Class N shares of the Fund (the “Class Exchange”). The Class Exchange will be completed based on the share classes’ relative net asset values on the Exchange Date, without the imposition of any sales charge or any other charge. The Fund is conducting the Class Exchange because Class A share assets have not achieved sufficient levels to make the ongoing operations of the class economically sustainable for the Fund.

While the Fund offers more than one share class, the Fund has only one investment portfolio. That means money invested in each class is invested in one pool of investments. However, there are other differences in the share class features. Class A shares are purchased at net asset value, plus an initial sales charge, and Class N shares have no initial sales charge. Please consult the Fund’s Prospectus for full details on the differences between the classes. Class A shares are still available for purchase until the Exchange Date. Due to the upcoming Class Exchange, all sales charges on sales of Class A shares are eliminated, effective immediately.

The Class Exchange is intended to be tax-free, meaning that the Fund’s Class A shareholders will become Class N shareholders without realizing any gain or loss for federal tax purposes. All Class A shareholders as of the Exchange Date will benefit from the Class Exchange, and as a result, all Class A shares of the Fund will be exchanged for Class N shares as of the Exchange Date.

Immediately following the Class Exchange, Class N shares will be re-designated as Investor Class shares.

Please retain this Supplement with your Prospectus and SAI for future reference.